SALOMON BROTHERS VARIABLE SERIES FUNDS INC

SUPPLEMENT DATED JANUARY 18, 2006

TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2005

The following supersedes any contrary information contained in each of the Prospectuses and Statement of Additional Information:

Transfer agent and shareholder servicing agent. Effective January 1, 2006, PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

SAM0835